SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  July 28, 1998
(Date of earliest event reported)

Commission File No. 333-15685

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 1998, relating to the PaineWebber Mortgage Acceptance Corporation IV, Mortgage Pass-Through Certificates, Series 1998-1)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                                          06-1204982
--------------------------------------------------------------------------------
(State of Incorporation)                   (I.R.S. Employer Identification No.)


1285 Avenue of the Americas
New York, New York                                      10019
--------------------------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)


                                 (212) 713-2000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including area code)


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events.

         Attached as an exhibit are the Computational Materials and Collateral Term Sheets (each as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter,") prepared by PaineWebber Incorporated, which are hereby filed pursuant to such letters.

ITEM 7.   Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------
         (99)                               Computational  Materials prepared by
                                            PaineWebber      Incorporated     in
                                            connection   with  the   Depositor's
                                            Mortgage Pass-Through  Certificates,
                                            Series 1998-1

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       PAINEWEBBER MORTGAGE ACCEPTANCE
                                        CORPORATION IV


                                       By:        /s/ Ramesh Singh
                                           ----------------------------
                                           Name:      Ramesh Singh
                                           Title:     Managing Director


Date: July 30, 1998

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

   (99)                 Computational Materials prepared by           E
                        PaineWebber Incorporated in connection
                        with the Depositor's Mortgage Pass-Through
                        Certificates, Series 1998-1